UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2023
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2023 Executive Incentive Plan & 2023 Chief Audit Officer Incentive Compensation Plan

On May 1, 2023, the Federal Home Loan Bank of Boston’s (the “Bank’s”) board of directors (the “Board”) adopted a Chief Audit Officer 2023 Incentive Compensation Plan, an incentive compensation plan for the Bank’s chief audit officer (the “ICP”).

On May 2, 2023, the Board adopted a 2023 Executive Incentive Plan (the “EIP”), an incentive compensation plan for certain Bank officers, which is effective for fiscal year 2023. The Bank's principal executive officer, principal operating and financial officer, and other named executive officers, except for the chief audit officer, are participants in the EIP.

2023 Executive Incentive Plan

Named Executive Officers' Incentive Goals

As EIP participants, each named executive officer, except the chief audit officer whose incentive compensation is governed by the ICP, has an incentive award opportunity calculated at the conclusion of 2023 using weighted performance goals and based on the Bank’s results as of December 31, 2023.

The following table sets forth the goals and related weighting for each of the named executive officers participating in the EIP.

Goal	Weight	Threshold	Target	Excess
Core Return on Equity, subject to risk limits (1) (2)	30%	5.04%, as adjusted for interest rates(3)	6.29%, as adjusted for interest rates(3)	7.55%, as adjusted for interest rates(3)
Insurance Member Average Utilization (Sum of member utilizations of defined advances categories)(4)	15%	73	86	99
Member Product Utilization (sum of member utilizations of key product categories)(5)	15%	379	421	463
Operational Investment	10%	2023 Operating and Capital Expenses do not exceed the 2023 Operating and Capital Expense Budget approved by the board.	Threshold, plus complete one of two defined major project milestones. (6)	Threshold, plus complete two defined major project milestones. (6)

Diversity, Equity & Inclusion Goal	10%		Plan participants must have an approved and documented experience or business result in either the internal or external dimension of the Bank’s DE&I strategic plan by December 15, 2023.
Program Implementation	10%	Launch special purpose credit program for people of color by September 1, 2023.	Threshold, and disburse 95% or more of allocated funds to Jobs for New England and Housing Our Workforce programs by December 31, 2023.	Target, and deliver a written strategy recommendation concerning the future of the Bank’s platform for managing housing mission programs.
Stakeholder Outreach	5%	4 state meetings	5 state meetings and 2 joint Housing and Community Investment and Member Services meetings	6 state meetings and 4 joint Housing and Community Investment and Member Services meetings
Staff awareness and engagement	5%	Conduct 2 training sessions on the Bank’s affordable housing and community development programs	Conduct 3 training sessions on the Bank’s affordable housing and community development programs	Target and at least 80% of Bank attend at least one session
___________________________

(1)    “Core Return on Equity” means A divided by B. “A” is net income for fiscal year 2023 reported in accordance with accounting principles generally accepted in the United States of America that excludes or adjusts the timing of recognition of: (a) fee income resulting from the exercise of prepayment options on financial instruments (net of gains or losses from the unwinding of hedges) less imputed amortization of historical prepayment fee income; (b) debt retirement costs (net of gains or losses from the unwinding of hedges) less imputed amortization of historical debt retirement costs; (c) net unrealized gains and losses attributable to derivatives and hedging activities and net unrealized gains and losses on trading securities; (d) imputed amortization of premiums and accretion of discounts on investment securities classified as trading securities; (e) income arising from settlements or judgements stemming from Bank litigation based on certain of its investment securities; and (f) interest expense on mandatorily redeemable capital stock. “B” is (a) the Bank’s average daily balance of capital stock, including mandatorily redeemable capital stock, outstanding during fiscal year 2023; and (b) the Bank’s average daily balance of retained earnings during fiscal year 2023.

(2)    Achievement of the goal is subject to compliance with the Bank's market value of equity to par stock ratio and internal unfloored duration of equity limits for at least 10 of the 12 months of the year. If this requirement is not met, the Board may use its discretion to reduce or eliminate payouts for this goal.

(3)    Each of the performance levels will be adjusted up or down by 0.6 basis points for every basis point by which the average daily federal funds rate is greater than or less than the 4.87 percent rate assumed for 2023 in an internal Bank forecast.

(4)    Achievement of the goal is determined by insurance company members’ utilization of certain advances in 2023 with each advance type accumulating a number of points to be tabulated after year end. Daily cash manager advances (i.e., overnight advances), except those for less than $100,000, receive 1 point, with each insurance company member counted only once. Advance with terms greater than 1 day but less than 30 days receive 2 points with each insurance company member counted only once. Advances with terms greater than or equal to 30 days and less than 1 year receive 3 points, with each insurance company member counted only once. Advances with terms greater than 1 year receive 4 points for each such advance opened in 2023, and there is no limit to how many times an insurance company member may be counted. For advances where the Bank holds the option to cancel, the final maturity of the advances shall be used to determine the term of the advance. For advances where the member holds the option to cancel (or floating rate advances where the member can prepay without a fee on reset dates) and (a) the first call (reset) date is less than 1 year from the open date, the call (reset) date will determine the term of the advance and the advance will count only once or (b) the first call (reset) date is one year or longer from the open date, there is no per-member limit.

(5)    For each product category – advances, housing and community investment, letters of credit, and         mortgage partnership finance® (MPF®)* – the Bank will determine the number of members utilizing a Bank product within each product category in 2023. A given member may be counted up to four times depending on the number of product categories in which they participate. A member’s usage of multiple or different products within a category (e.g., different advances products) will only be considered one utilization within that product category.

(6) The milestones are (a) completing deployment of geographic redundancy for the Bank’s scalable computing infrastructure and (b) completing the upgrade of the online banking platform with added feature of 24 x 7 access for reporting features.

Executive officers in enterprise risk management have the Core Return on Equity goal at a weighting of 20%, Diversity, Equity, and Inclusion goal at a weighting of 10%, Operational Investment goal at a weighting of 5%, Insurance Member Advances Utilization goal at a weighting of 5%, Depository Member Product utilization goal at a weighting of 5%, Program Implementation goal at a weighting of 10%, Stakeholder Outreach goal at a weighting of 5%, and Staff Awareness goal at a weighting of 5%. Also, executive officers in enterprise risk management have goals to complete certain Bank-wide enterprise risk management initiatives at a weighting of 25% and to remediate matters requiring attention and recommendations arising from the Bank’s 2022 regulatory examination at a weighting of 10%.

Named Executive Officers' Incentive Award Opportunities under the EIP
Under the EIP, named executive officers are assigned an incentive award opportunity expressed in the following table as a percentage of the participant's 2023 base salary at December 31, 2023.

	Incentive Opportunity as a Percent of Base Salary(1)
	Threshold	Target	Excess
President	50.00%	75.00%	100.00%
Chief Operating Officer & Chief Financial Officer	36.00%	60.00%	84.00%
All Other Named Executive Officers	30.00%	50.00%	70.00%
_________________________________________________________________________________
(1)     Maximum incentive payable in March of any year equals 100% of the plan year base salary.

Each EIP participant's goal achievement and resulting individual award will be determined based on results as of December 31, 2023. Named executive officers will be eligible to receive fifty (50) percent of such award in a cash payment no later than March 15, 2024. The remaining portion will be treated as a deferred award payable after year-end 2025.
Payment of the non-deferred portion of the awards based on the goals is subject to:

•the requirement that the participant be in employment with the Bank on December 31, 2023, although participants that terminate employment by reason of death or disability or who are eligible to retire prior to that date may receive a pro-rata payment of the award in certain instances as detailed in the EIP; and

•Board approval and non-objection of the Federal Housing Finance Agency, the Bank’s principal regulator (the “FHFA”), if required.

Deferred Award Payable after Year-end 2025

The deferred award is equal to the deferred portion of the 2023 award multiplied by one plus the greater of (A) the rate of Consumer Price Index (CPI) inflation rate between December 2023 and December 2025, or (B) the compounded cumulative return on a 2-year Treasury note issued at the last auction of 2023 over 2 years. The multiplier will be subject to a floor of 1.01. The CPI inflation rate will be calculated using the CPI for all urban consumers: all items, monthly, seasonally adjusted or equivalent as (CPI at December 2025 – CPI at December 2023) / CPI at December 2023. The compounded cumulative return on a 2-year Treasury note will be calculated as (1+y/2)^4-1, where “y” is the par yield on a 2-year Treasury note at the last auction of 2023.

The receipt of the deferred award is subject to:

•the requirement that the participant be in employment with the Bank on December 31, 2025, although participants that terminate employment by reason of death or disability or who are eligible to retire prior to that date may receive payment of the award in certain instances as detailed in the EIP; and

•Board approval and review and non-objection by the FHFA, if required.

Additionally, at the discretion of the Board, deferred awards may be reduced (but not to a number that is less than zero) for all EIP participants or for an individual participant, as applicable, if, during calendar years 2024 and/or 2025, any of the following occurs such that if it had occurred prior to the year-end 2023 calculations, it would have negatively impacted the goal results and reduced the associated payout calculation:

•operational errors or omissions resulting in material revisions to the 2023 financial results, information submitted to the FHFA supporting the goal results or payout calculation, or other data used to determine the award at year-end 2023;

•submission of significant information to the Securities and Exchange Commission, Office of Finance (the Bank’s agent for the issuing and servicing of debt), and/or the FHFA materially beyond any deadline or applicable grace period, other than late submissions that are caused by acts of God or other events beyond the reasonable control of the participants; or

•failure by the Bank to make sufficient progress, as determined by the FHFA, in the timely remediation of examination and other supervisory findings relevant to the goal results or payout calculation.

EIP Administration

The EIP is administered by the Board’s Human Resources and Compensation Committee (the “Compensation Committee”), which has full power and binding authority to construe, interpret, and administer the EIP, and to adjust it for extraordinary circumstances without the consent of any EIP participant. The Compensation Committee has the right at any time to amend, suspend, or terminate the EIP in whole or in part, for any reason, and without the consent of any EIP participant, but will not do so without re-submission to the FHFA (except for amendments that reduce payout amounts). Participants must receive a performance rating of “meets expectations” or better for fiscal year 2023 in order to be eligible to receive an EIP payout. Subject to certain limited exceptions in the case of termination of employment by reason of death or disability or in certain instances of retirement, an EIP participant whose employment terminates prior to the end of the plan year will not be entitled to any award, except as otherwise determined by the Bank’s president/chief executive officer, with the concurrence of the Compensation Committee, in its sole discretion and subject to the review of the FHFA, if required.

2023 Chief Audit Officer Incentive Compensation Plan

Chief Audit Officer’s Incentive Goals

As the ICP participant, the chief audit officer has an incentive award opportunity calculated at the conclusion of 2023 using weighted performance goals and based on his achievement of the goals detailed below as of December 31, 2023.

The following sets forth the goals and related weighting for the chief audit officer.

A.Completion of the 2023 Internal Audit Plan – Weight 35 percent

The chief audit officer performs in accordance with the 2023 internal audit plan and provides the Audit Committee of the Board of Directors (the “Audit Committee”) with periodic reports on the status of such performance, indicating which projects have been completed, are in process, or have yet to begin. The Audit Committee may amend the 2023 internal audit plan as it deems necessary.

Threshold: Complete the planning, fieldwork, and draft of audit issues of 11 of the 13 extreme-, significant-, moderate-risk and SOX business and IT interim audit projects in the 2023 audit plan by December 31, 2023, that are scheduled for issuance in 2023. Completion of the remaining 2023 Internal Audit Plan audit projects is to be completed in the first quarter of 2024. Changes to the audit plan will be presented to and discussed with the Audit Committee at the end of the year to determine achievement of this measure.
Target: Achieve Threshold plus, audit reports (excluding implementation audits) and SOX business and information technology interim and year-end testing projects issued in 2023 from the 2023 and 2022 audit plans are within +6 percent of the total budgeted hours. Changes to budgeted hours will be based on changes in expected audit scope if identified during audit planning and on unforeseen circumstances. Budget changes may be approved by the chief audit officer and will be presented to the Audit Committee.

Excess: Achieve Target plus, 85 percent of individual audit reports from the 2023 and 2022 audit plans (excluding implementation audits) and SOX business and information technology and year end audit projects issued during 2023 are within +6 percent of budgeted hours on an individual audit by audit basis. (e.g., if 22 of the 25 audit and SOX projects are within 6 percent of budget).

Between 65 percent and 85 percent of audits and SOX projects within budget plus 6% will receive pro-rated credit between Target and Excess.

B.Value-added Services – Weight 20 percent

The Audit Committee will assess the level of achievement above target based on information provided from management discussions, the results of the annual internal audit questionnaire from Bank management and staff and input from the chief audit officer.

Threshold: Provide 5 value-add contributions to Bank business units. Value-added services may be provided to the Bank in the form of ad-hoc advice upon request, input on processes or controls upon request, recommendations within an audit, advice to the business that will benefit business processes and guidance on how to address exam findings.

Target: Achieve Threshold plus, provide 5 more value-add contributions to Bank business units. In addition to the services detailed in Threshold, value-added services for this achievement level may include 5 instances that improve operational efficiency, reduce inefficient or unnecessary processes, or automate processes of controls.

Excess: Achieve Target plus, 5 more value-add contributions. In addition to the services detailed in Threshold and Target, value-added services for this achievement level may also include services that provide value to the FHLB System.

C.Survey results on communication and Auditees Feedback – Weight 5 percent

Using an anonymous questionnaire (the “Annual Questionnaire”), the chief audit officer will solicit feedback from Bank staff on their interaction with the chief audit officer and internal audit department on areas such as communication, administration, and partnering activities that occurred from December 2022 and during 2023. The Audit Committee is responsible for the measurement of this metric based on the results of the Annual Questionnaire, and its quarterly discussions with the chief audit officer and the Bank’s senior management.

Threshold: Annual Questionnaire results indicate neutral (“within the range of 2.5 – 2.2”) overall results and confirmation from management that communications with the chief audit officer have been two or less times a year. (Score results are on a 5-point scale, where1 is the highest rating and 5 is the lowest rating.)

Target: Annual Questionnaire results indicate good (“within the range of 2.2 – 1.65”) overall results and confirmation from management that communications with the chief audit officer have been three times a year and dialogue is cooperative.

Excess: Annual Questionnaire results indicate excellent (“less than 1.65”) overall results and confirmation from management that those communications with the chief audit officer have been more frequent than three times a year and include dialogue is collaborative to improve the audit process and interaction.

D.Develop Data Analytics Program and Apply Data Analytics – Weight 20 percent

Threshold: By April 30, 2023, present the data analytics program strategy to the Audit Committee. In addition, by July 31, 2023, develop and present a data analytics roadmap containing the key stages and deliverables to strengthen data analytics capabilities within the Internal Audit Department (across the three categories: people, process, and technology) based on the Data Analytics Program Strategy.

Target: Achieve Threshold plus, by September 30, 2023, use data analytics in two audits or SOX testing as part of planning or fieldwork.

Excess: Achieve Target plus, by December 31, 2023, use data analytics in two more audits or SOX testing as part of planning or fieldwork.

E.Staff Development – Weight 10 percent

Threshold: By December 31, 2023, Internal Audit professional staff obtain on average 40 hours of applicable professional training in support of professional certifications and building audit and/or Bank-specific skills and/or knowledge.

Target: Achieve Threshold plus, by June 30, 2023, develop career development and professional certification goals for team members and timeline expectations (e.g., 1 – 3 years) for achieving them.

Excess: Achieve Target plus, attainment of two audit related professional certifications or four staff developing career goals for 1-3 years. (e.g., CIA, CIDA, Certificate in Financial Services Audit, CISA, etc.).

F.Diversity, Equity and Inclusion – Weight 10 percent

The chief audit officer must have at least one approved and documented experience or business result in either the internal or external dimension of our Bank ’s diversity, equity, and inclusion (“DE&I”) strategic plan by December 15, 2023, as determined by the Bank’s President and Office of Minority and Women Inclusion Officer.

Chief Audit Officer Incentive Award under the ICP

The chief audit officer is assigned an incentive award opportunity expressed in the following table as a percentage of his 2023 base salary at December 31, 2023.

	Incentive Opportunity as a Percent of Base Salary(1)
	Threshold	Target	Excess
Participant	30.00%	50.00%	70.00%
___________________________
(1)    Maximum incentive payable in March of any year equals 100% of the plan year base salary.

The chief audit officer’s goal achievement and resulting award will be determined based on results as of December 31, 2023. The chief audit officer will be eligible to receive fifty (50) percent of such award in a cash payment, subject to the final approval of the Audit Committee, and if required, the review of the FHFA, between March 1 and March 15, 2024. The remaining portion will be treated as a deferred award payable after year-end 2025.
Initial awards based on the goals are subject to:

•the requirement that the chief audit officer be in employment with the Bank on December 31, 2023, although if the chief audit officer terminates employment by reason of death or disability or is eligible to retire prior to that date may receive a pro-rata payment of the award in certain instances as detailed in the ICP; and

•Board approval and non-objection of the FHFA, if required.

Deferred Award Payable after Year-end 2025

The deferred award is equal to the deferred portion of the 2023 award multiplied by one plus the greater of (A) the rate of Consumer Price Index inflation between December 2023 and December 2025, or (B) the compounded cumulative return on a 2-year Treasury note issued at the last auction of 2023 over 2 years. The multiplier will be subject to a floor of 1.01. The CPI inflation rate will be calculated using the CPI for all urban consumers: all items, monthly, seasonally adjusted or equivalent as (CPI at December 2025 – CPI at December 2023) / CPI at December 2023.). The compounded cumulative return on a 2-year Treasury note will be calculated as (1+y/2)^4-1, where “y” is the par yield on a 2-year Treasury note at the last auction of 2023.
The receipt of the deferred award is subject to:

•the requirement that the chief audit officer be in employment with the Bank on December 31, 2025, although if the chief audit officer terminates employment by reason of death or disability or is eligible to retire prior to that date may receive payment of the award in certain instances as detailed in the ICP; and

•Audit Committee approval and review and non-objection by the FHFA, if required.

Additionally, at the discretion of the Audit Committee, in conference with the Board, deferred awards may be reduced (but not to a number that is less than zero) for any ICP participant if during calendar years 2024 and/or 2025, any of the following occurs such that if it had occurred prior to the year-end 2023 calculations, it would have negatively impacted the goal results and reduced the associated payout calculation:

•operational errors or omissions resulting in material revisions to the 2023 financial results, information submitted to the FHFA supporting the goal results or payout calculation, or other data used to determine the award at year-end 2023;

•submission of significant information to the Securities and Exchange Commission, Office of Finance (the Bank’s agent for the issuing and servicing of debt), and/or FHFA materially beyond any deadline or applicable grace period, other than late submissions that are caused by acts of God or other events beyond the reasonable control of the participants; or

•failure by the Bank to make sufficient progress, as determined by the FHFA, in the timely remediation of examination and other supervisory findings relevant to the goal results or payout calculation.

ICP Administration

The ICP is administered by the Audit Committee, which has full power and binding authority to construe, interpret, and administer the ICP, and to adjust it for extraordinary circumstances without the consent of the ICP participant. The Audit Committee has the right at any time to amend, suspend, or terminate the ICP in whole or in part, for any reason, and without the consent of the ICP participant, but will not do so without re-submission to the FHFA (except for amendments that reduce payout amounts). The ICP participant must receive a performance rating of “meets expectations” or better for fiscal year 2023 in order to be eligible to receive an ICP payout. Subject to certain limited exceptions in the case of termination of employment by reason of death or disability or in certain instances of retirement, if the ICP participant’s employment terminates prior to the end of the plan year the ICP participant will not be entitled to any award, except as otherwise determined by the Bank's Audit Committee, in its sole discretion and subject to the review of the FHFA, if required.

*"Mortgage Partnership Finance," "MPF," "eMPF" and "MPF Xtra" are registered trademarks of the Federal Home Loan Bank of Chicago.

*************************************************************************************

The foregoing descriptions of the EIP and the ICP are qualified in their entireties by reference to a copy of each the EIP and the ICP, respectively, included herein as Exhibits 10.1 and 10.2 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibit Numbers:

10.1	2023 Executive Incentive Plan*
10.2	Chief Audit Officer 2023 Incentive Compensation Plan
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document

*Portions of exhibit have been omitted

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2023	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President, Chief Operating Officer and Chief Financial Officer